                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
          (Including the Associated Preferred Stock Purchase Rights)
                                      of

                      American Residential Services, Inc.
            Pursuant to the Offer to Purchase Dated March 29, 1999
                                      by

                        SVM M9 Acquisition Corporation,
                           A Wholly-Owned Subsidiary
                                      of

                           The ServiceMaster Company


      THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M. NEW YORK CITY TIME ON MONDAY, APRIL 26, 1999, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:
                       HARRIS TRUST COMPANY OF NEW YORK

               By Mail:                    By Hand and Overnight Courier:
   Harris Trust Company of New York       Harris Trust Company of New York
          Wall Street Station                      88 Pine Street
             P.O. Box 1023                           19TH Floor
     New York, New York 10268-1023            New York, New York 10005

          By Facsimile Transmission: (212) 701-7636 or (212) 701-7637
                       (For Eligible Institutions Only)
                Confirm Facsimile by Telephone: (212) 701-7624
                     For Information Call: (212) 701-7624

   Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile to a number other than as set forth above, will not constitute a valid delivery to the Depositary.

   The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

   This Letter of Transmittal is to be used by stockholders of American Residential Services, Inc. (i) if certificates for Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent Message (as defined in Instruction 2 below) is utilized, (ii) if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the "INTRODUCTION" of the Offer to Purchase at the Book-Entry Transfer Facility (as defined in, and pursuant to the procedures set forth in, Section 3 of the Offer to Purchase). Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver shares are referred to herein as "Certificate Stockholders."

   Stockholders who wish to tender their Shares but whose certificates for Shares are not immediately available or who cannot deliver either the certificates for their Shares, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to their Shares, and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender such Shares pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Depositary.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution: _____________________________________________

   Account Number: _________________ Transaction Code Number: _________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Owner(s): ____________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  If delivered by Book-Entry Transfer, check box: [_]

  Account Number: ________________  Transaction Code Number: _________________

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

    Name(s) and Address(es) of
 Registered Holder(s) (Please Fill                    Shares Tendered
 in, if Blank, Exactly as Name(s)             (Attach Additional Schedule List
Appear(s) on Share Certificate(s))                     if Necessary)
-------------------------------------------------------------------------------


                                             Certificate
                                              Number(s)
                                                 (1)
                                                            Total      Number
                                                          Number of  of Shares
                                                           Shares    Tendered
                                                         Represented    (2)
                                                             by
                                                       Certificate(s)
                                                             (1)
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------

                                                Total
                                               Shares:

-------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered hereby. See Instruction 4.


[_]Check here if any of the Certificates representing Shares that you own have been lost, destroyed or stolen and see Instruction 11.

  Number of Shares represented by lost, destroyed or stolen certificates:


   NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET
                FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders to SVM M9 Acquisition Corporation, a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of The ServiceMaster Company, a Delaware corporation ("Parent"), the above-described shares of common stock, par value $0.001 per share (the "Common Stock"), including the associated preferred stock purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), of American Residential Services, Inc., a Delaware corporation (the "Company"), pursuant to the offer to purchase all of the outstanding Shares at a price of $5.75 per Share of Purchaser, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 29, 1999, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

   The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of March 22, 1999 (the "Merger Agreement"), by and among Parent, Purchaser and the Company.

   Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after March 22, 1999 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful Agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

   By executing this Letter of Transmittal (including delivery through an Agent Message), the undersigned hereby irrevocably appoints Phillip B. Rooney, Ernest J. Mrozek and Vernon T. Squires in their respective capacities as officers of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual or special meeting of the stockholders of the Company or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. All such powers of attorney and proxies will be considered coupled with an interest in the tendered Shares. Such appointment will be effective if, as and when, and only to the extent that, Purchaser accepts for payment the Shares tendered by such stockholder pursuant to the Offer. All such powers of attorney and proxies will be irrevocable and will be deemed granted in consideration of the acceptance for payment by Purchaser of Shares tendered in accordance with the terms of the Offer. Upon such appointment, all prior powers of attorney, proxies and consents given by such stockholder with respect to such Shares (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by such stockholder (and, if given, will not be deemed effective). The designees of Purchaser named above will thereby be empowered to exercise all voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, in respect of any annual or special meeting of the stockholders of the Company (and any adjournment or postponement thereof), actions by written consent in lieu of any such meeting or otherwise, as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance by Purchaser for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the stockholders of the Company.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (including any and all Distributions) tendered hereby, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares and to any and all Distributions, free and clear of all liens, restrictions, charges and encumbrances and such Shares and Distributions will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distributions and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distributions as determined by Purchaser in its sole discretion.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment and pay for any of the Shares tendered hereby.

   Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 1, 5, 6 and 7)            (See Instructions 1 and 7)


    To be completed ONLY if the              To be completed ONLY if
 check for the purchase price of          certificates for Shares not
 Shares accepted for payment is to        tendered or not accepted for
 be issued in name of someone other       payment and/or the check for the
 than the undersigned, if                 purchase price of Shares accepted
 certificates for Shares not              for payment is to be sent to
 tendered or not accepted for             someone other than the undersigned
 payment are to be issued in the          or to the undersigned at an address
 name of someone other than the           other than that shown under
 undersigned or if Shares tendered        "Description of Shares Tendered."
 hereby and delivered by book-entry
 transfer that are not accepted for
 payment are to be returned by
 credit to an account maintained at
 the Book-Entry Transfer Facility
 other than the account indicated
 above.

                                          Mail check and/or Share
                                          certificates to:

                                          Name: ______________________________
                                                     (Please Print)


                                          Address: ___________________________
 Issue check and/or Share                 ------------------------------------
 certificate(s) to:                       ------------------------------------

                                                   (Include Zip Code)
 Name: ______________________________

          (Please Print)                  ------------------------------------

                                           (Taxpayer Identification or Social
 Address: ___________________________               Security Number)
 ------------------------------------          (See Substitute Form W-9)
 ------------------------------------

          (Include Zip Code)


 ------------------------------------
  (Taxpayer Identification or Social
           Security Number)
      (See Substitute Form W-9)

    Credit Shares delivered by book-
 entry transfer and not purchased to
 the Book-Entry Transfer Facility
 account.

 ------------------------------------
           (Account Number)

                                   SIGN HERE
                   (Also Complete Substitute Form W-9 Below)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                        (Signature(s) of Stockholder(s))

 Dated:                    , 1999

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s): _____________________________________________________________________
                                 (Please Print)

 Name of Firm: ________________________________________________________________

 Capacity (full title): _______________________________________________________
                              (See Instruction 5)

 Address: _____________________________________________________________________
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 Tax Identification or Social Security Number: ________________________________
                         (Complete Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)
                       For Use By Financial Institutions

 Authorized Signature: ________________________________________________________

 Name(s): _____________________________________________________________________
                                 (Please Print)

 Title: _______________________________________________________________________

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

      INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes hereof, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the owner of the Shares) tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders of the Company either if Share certificates are to be forwarded herewith or, unless an Agent Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile hereof), together with any required signature guarantees, or an Agent Message (in connection with book-entry transfer), and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses on or prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

   Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase.

   Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or facsimile hereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange, Inc. is open for business.

   The term "Agent Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

   The signatures on this Letter of Transmittal cover the Shares tendered hereby.

   The method of delivery of the shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. The shares will be deemed delivered only when actually received by the depositary (including, in the case of a Book-Entry Transfer, by Book-Entry confirmation). If delivery is by mail, properly insured registered mail with return receipt requested is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer, whichever occurs earlier. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes

(whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes or exemption therefrom is submitted.

   Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Shares tendered hereby.

   7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that designated above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to an account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

   8. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at its address and telephone number set forth below, or from brokers, dealers, commercial banks or trust companies.

   9. Waiver of Conditions. Subject to the terms of the Merger Agreement, Parent and Purchaser reserve the absolute right in their sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer (except the Minimum Condition, as such term is defined in the Merger Agreement), in whole or in part, in the case of any Shares tendered.

   10. Backup Withholding. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such stockholder is not subject to backup withholding.

   Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service (the "IRS"). If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

   The stockholder is required to give the Depositary the TIN (that is, social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

   The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31 percent on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

   Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   11. Lost, Destroyed or Stolen Share Certificates. If any Certificate(s) representing Shares has been lost, destroyed or stolen, you should promptly notify the Company transfer agent, ChaseMellon Shareholders Services, at (800) 635-9270. You will be instructed by such transfer agent as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed and such Share certificate(s) have been in fact replaced and submitted to the Depository pursuant to Letter of Transmittal.

   Important: this Letter of Transmittal (or facsimile hereof) together with any required signature guarantees, or, in the case of a Book-Entry Transfer, an Agent Message, and any other required documents, must be received by the Depositary on or prior to the Expiration Date and either certificates for tendered shares must be received by the Depositary or shares must be delivered pursuant to the procedures for Book-Entry Transfer, in each case on or prior to the Expiration Date, or the tendering stockholder must comply with the procedures for Guaranteed Delivery.

Important Tax Information

   Under Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct taxpayer identification number on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such shareholder's social security number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out Part 2 of the Substitute Form W-
9. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31 percent.

   Certain stockholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms of such statements can be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 31 percent of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number).

What Number to Give the Depositary

   The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31 percent on all payments of the purchase price until a TIN is provided to the Depositary.

 PAYOR'S NAME: Harris Trust Company of New York
-------------------------------------------------------------------------------

                   Part 1--PLEASE PROVIDE YOUR    Social Security Number or
 SUBSTITUTE        TIN IN THE BOX AT RIGHT AND     Employer Identification
 Form W-9          CERTIFY BY SIGNING AND                   Number
 Department of     DATING BELOW:                 //
 the Treasury                                    ----------------------------
 Internal
 Revenue Service


                                                    (If awaiting TIN write
                                                        "Applied For")


                  -------------------------------------------------------------
                   Part 2--Certificate--Under penalties of perjury, I certify that:
                   (a) The number shown on this form is my correct Taxpayer
                       Identification Number ("TIN") (or I am waiting for a
                       TIN to be issued to me), and
                   (b) I am not subject to backup withholding either because:
                       (1) I am exempt from backup withholding, (2) I have
                       not been notified by the IRS that I am subject to
                       backup withholding as a result of a failure to report
 Payor's Request       all interest and dividends, or (3) the IRS has
 for                   notified me that I am no longer subject to backup
 Taxpayer              withholding.
 Identification

                   CERTIFICATION INSTRUCTIONS--You must cross out Part 2
                   above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Part 2. (Also see instructions in the enclosed Guidelines).
                  -------------------------------------------------------------

                   SIGNATURE:  _______________________________________________
                   DATE: _____________________________________________________
                  ------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within 60 days.

   Signature:
                                   Date:


   Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the other tender offer documents may be directed to the Information Agent at its address and telephone numbers set forth below:

                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                           New York, New York 10005

                Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 431-9646